UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2023

EARGO, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-39616	27-3879804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2665 North First Street Suite 300

San Jose, California 95134

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 351-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $.0001 per share	EAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

Overview

On October 29, 2023, Eargo, Inc. (“Eargo” or the “Company”), PSC Echo Parent LLC (“Parent”) and PSC Echo Merger Sub Inc. (“Merger Sub”), a subsidiary of Parent, entered into a merger agreement (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the “Merger”). Parent and Merger Sub are affiliates of PSC Echo, LP, an affiliate of Patient Square Capital, LP (“Patient Square”) and the holder of a majority of the outstanding capital stock of the Company (“PSC Stockholder”).

A special investment committee (the “Special Committee”) of the board of directors of the Company (the “Board”) comprised only of independent and disinterested directors (i) unanimously determined that the terms and conditions of the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and fair to, and in the best interests of, the Company and the Unaffiliated Stockholders (as defined in the Merger Agreement) and (ii) recommended that the Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and submit and recommend the Merger Agreement to the Company’s stockholders for approval and adoption thereby.

The Board, acting upon the recommendation of the Special Committee, (i) determined that the terms and conditions of the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and fair to, and in the best interests of, the Company and the Unaffiliated Stockholders; (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger; (iii) resolved to recommend that the stockholders of the Company vote to adopt and approve the Merger Agreement in accordance with the DGCL and (iv) directed that the Merger Agreement be submitted to the stockholders of the Company for adoption thereby.

At the effective time of the Merger (the “Effective Time”), each share of common stock, $0.0001 par value per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain excluded shares pursuant to the terms of the Merger Agreement, shall be cancelled and extinguished and automatically converted into and shall thereafter represent the right to receive an amount in cash equal to $2.55 per share of Company Common Stock (the “Merger Consideration”), payable to the holder thereof, without interest.

Treatment of Company Equity Awards

At the Effective Time, each option to purchase shares of Company Common Stock granted by the Company that is outstanding and unexercised immediately prior thereto, whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash, without interest and subject to applicable tax withholding, equal to the product obtained by multiplying (A) the aggregate number of shares of Company Common Stock subject to such option immediately prior to the Effective Time by (B) the excess, if any, of the Merger Consideration over the exercise price per share of such option. Any option that has a per share exercise price that is greater than or equal to the Merger Consideration shall be cancelled for no consideration as of the Effective Time. At the Effective Time, each Company RSU Award (as defined in the Merger Agreement) granted by the Company that is outstanding immediately prior thereto, will be cancelled and converted into the right to receive an amount in cash, without interest and subject to applicable tax withholding (the “RSU Cash Replacement Award”), equal to the product obtained by multiplying (A) the aggregate number of shares of Company Common Stock subject to such option immediately prior to the Effective Time by (B) the Merger Consideration, less any applicable tax withholding. Subject to certain exceptions, such RSU Cash Replacement Awards shall otherwise have the same terms and conditions (including with respect to vesting) as applied to the Company RSU Award for which they were exchanged.

Closing Conditions

The obligation of the parties to consummate the Merger is subject to various conditions, including: (i) adoption of the Merger Agreement by a majority of the voting power of the outstanding shares of the Company Common Stock; (ii) the absence of any law, order, judgment, decree, injunction or ruling prohibiting the consummation of the Merger; (iii) the accuracy of the representations and warranties of the parties (subject to customary materiality qualifiers) and (iv) each party’s performance in all material respects of its covenants and obligations contained in the Merger Agreement. The Merger Agreement does not contain a financing condition. Because the PSC Stockholder holds approximately 76.2% of the outstanding shares of Company Common Stock, the PSC Stockholder has the ability to provide the required stockholder approval for the Merger at a meeting called therefor.

No-Shop

Under the Merger Agreement, the Company is subject to a customary “no-shop” provision that restricts the Company and its representatives from soliciting Acquisition Proposals (as defined in the Merger Agreement) from third parties or providing information to or participating in any discussions or negotiations with third parties regarding Acquisition Proposals. However, the “no-shop” provision allows the Company, prior to the receipt of the required stockholder approval, under certain circumstances and in compliance with certain obligations set forth in the Merger Agreement, to provide non-public information and engage in discussions and negotiations with respect to an unsolicited Acquisition Proposal that would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement).

Financing

Parent and Merger Sub have secured committed financing, consisting of equity financing to be provided by investment funds affiliated with Patient Square on the terms and subject to the conditions set forth in an equity commitment letter provided by such funds.

Termination; Termination Fees

The Merger Agreement contains certain termination rights for the Company and Parent, including the right of the Company to terminate the Merger Agreement to accept a Superior Proposal after complying with certain requirements. In addition, either party may terminate the Merger Agreement if the Merger is not consummated on or before April 29, 2024. The Merger Agreement further provides that the Company may be required to pay Parent a termination fee of $1,063,058 under certain specified circumstances. In addition, certain investment funds affiliated with Patient Square have agreed to guarantee the obligations of Parent to pay any damages that may become payable by Parent to the Company, subject to certain limitations.

Representations, Warranties and Covenants

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to use commercially reasonable efforts to conduct its business in the ordinary course of business in all material respects during the interim period between the execution of the Merger Agreement and the consummation of the Merger; (ii) not to engage in specified types of transactions or take specified actions during this period unless agreed to in writing by Parent; (iii) to convene and hold a meeting of its stockholders for the purpose of the adoption of the Merger Agreement by the stockholders of the Company as described above and (iv) subject to certain exceptions, not to withhold, withdraw, qualify or modify in a manner adverse to Parent the recommendation of the Board in its proxy statement for the foregoing stockholders’ meeting that its stockholders vote for the adoption of the Merger Agreement.

Description of Merger Agreement Not Complete

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K and Forms 10-Q filed and to be filed by the Company, the Proxy Statement to be filed by the Company in connection with the Merger, and other documents that the parties file with the Securities and Exchange Commission. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Parent or any of their respective subsidiaries, affiliates or businesses. The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Voting Agreement

On October 29, 2023, the Company and the PSC Stockholder entered into a Voting and Support Agreement (the “Voting and Support Agreement”), pursuant to which, among other things, the PSC Stockholder has agreed to take certain actions required by the Company, including (i) to vote all shares of Company Common Stock beneficially owned by the PSC Stockholder in favor of the Merger; (ii) not exercise dissenters’ rights, appraisal rights or vote in favor of an alternative proposal or other action that would prevent, interfere with, adversely affect or delay the Merger and (iii) not enter into any contract, option or other arrangement or understanding with respect to the transfer of any shares of Company Common Stock, other than certain customary exceptions.

The foregoing description of the Voting and Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Voting and Support Agreement, a copy of which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 29, 2023, by and among PSC Echo Parent LLC, PSC Echo Merger Sub Inc. and Eargo, Inc.

2.2	Voting and Support Agreement, dated as of October 29, 2023, by and between Eargo, Inc. and PSC Echo, LP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report are forward-looking statements, including statements regarding the expected consummation of the proposed transaction or the anticipated timing thereof. Words such as “approximately,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,”

“will” and similar terms and phrases are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Forward-looking statements are based on a number of assumptions about future events and are subject to risks and uncertainties that may cause actual results to differ materially from those that we are expecting, including, among others, the risks associated with proposed transaction generally, such as the failure to consummate or delay in consummating the merger for any reason; the risk that a condition to closing of the merger may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted following announcement of the merger; failure to retain key management and employees of the Company; unfavorable reaction to the merger by customers, competitors, suppliers and employees; the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; the ability to meet expectations regarding the timing and completion of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company's common stock; risks related to disruption of management's attention from the Company's ongoing business operations due to the proposed transaction; significant transaction costs and other risks that are described in greater detail in the sections titled “Risk Factors” contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements in this Current Report are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, are based on current expectations, forecasts and assumptions, and speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. The factors described above cannot be controlled by the Company.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement, and the parties will jointly file a Rule 13e-3 Transaction Statement on Schedule 13e-3 (the “Schedule 13E-3”) and other relevant documents. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Stockholders of the Company are urged to read the proxy statement and Schedule 13E-3 when it becomes available and any other documents to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement and Schedule 13E-3 because they will contain important information about the Company, the proposed transaction and related matters. Investors will be able to obtain a free copy of proxy statement, the Schedule 13E-3 and other related documents (when available) filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Investor Relations section of the Company’s Web site at https://ir.eargo.com/ or by directing a request to the Secretary of the Company, 2665 North First Street, Suite 300, San Jose, California 95134.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed to be “participants” in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, which may be different than those of the Company’s stockholders generally, will be set forth in the proxy statement for the proposed merger transaction and the other relevant documents to be filed with the SEC. Stockholders can find information about the Company and its directors and executive officers and their ownership of the Company’s common stock in the Company’s proxy statement on Schedule 14A for the Company’s June 7, 2023 annual meeting, which was filed with the SEC on April 24, 2023, and in Forms 4 of directors and executive officers filed with the SEC subsequent to that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2023	EARGO, INC.

	By:	/s/ Adam Laponis
	Name:	Adam Laponis
	Title:	Chief Financial Officer